BRITISH COLUMBIA | BC Registry Services

Mailing Address:
PO Box 9431 Stn Prov Govt
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard Street
Victoria BC
1 877 526-1526

Cover Sheet

ZOOMPASS HOLDINGS INC.

Confirmation of Service

Form Filed:	Continuation Application
Date and Time of Filing:	December 31, 2021 06:21 AM Pacific Time
Continuation Effective Date:	The continuation is to take effect at the time that this application is filed with the Registrar.
Recognition Date and Time:	Continuation into British Columbia on December 31, 2021 06:21 AM Pacific Time
Name of Company:	ZOOMPASS HOLDINGS INC.
Incorporation Number:	**C1340721**

A federal Business Number has been assigned to this company as noted below. [IMPORTANT: KEEP THIS FOR YOUR COMPANY RECORDS]

Business Number: **757087002BC0001**

For assistance or additional information regarding the Business Number, contact Canada Revenue Agency at 1-800-959-5525 from 8:15 a.m. to 8:00 p.m., Monday through Friday, excluding statutory holidays.

This package contains:

- Certified Copy of the Continuation Application
- Certified Copy of the Notice of Articles
- Certificate of Continuation

Check your documents carefully to ensure there are no errors or omissions. If errors or omissions are discovered, please contact the Corporate Registry for instructions on how to correct the errors or omissions.

The British Columbia Business Corporations Act requires all incorporated companies to file information such as annual reports, a change of address or a change of directors. For information regarding these filings, review the "Maintaining Your B.C. Company" document at www.bcregistryservices.gov.bc.ca/local/bcreg/documents/forms/reg36.pdf.

For information regarding completion of forms, contact the Corporate Registry at 1 877 526-1526.

Continuation Application

FORM 16
BUSINESS CORPORATIONS ACT
Section 302

CERTIFIED COPY
Of a Document filed with the Province of British Columbia Registrar of Companies

CAROL PREST

FILING DETAILS:	*Continuation Application for:* **ZOOMPASS HOLDINGS INC.**
	Incorporation Number: **C1340721**
Filed Date and Time:	**December 31, 2021 06:21 AM Pacific Time**
Recognition Date and Time:	**Continued into British Columbia December 31, 2021 06:21 AM Pacific Time**

CONTINUATION APPLICATION

Name Reservation Number:	**Name Reserved:**
NR8221620	ZOOMPASS HOLDINGS INC.

CONTINUATION EFFECTIVE DATE:

The is to take effect at the time that this application is filed with the Registrar.

PREVIOUS FOREIGN JURISDICTION INFORMATION

Identifying Number in Foreign Jurisdiction:	**Name in Foreign Jurisdiction:**
E04085920130	Zoompass Holdings Inc.
Date of Incorporation, Continuation, or Amalgamation in Foreign Jurisdiction:	**Foreign Jurisdiction:**
August 21, 2013	NEVADA

Authorization for Continuation

The authorization for the continuation into BC from the foreign corporations jurisdiction was filed.

NOTICE OF ARTICLES

Name of Company:

ZOOMPASS HOLDINGS INC.

REGISTERED OFFICE INFORMATION

Mailing Address:	**Delivery Address:**
422 RICHARDS STREET SUITE 170 VANCOUVER BC V6B 2Z4 CANADA	422 RICHARDS STREET SUITE 170 VANCOUVER BC V6B 2Z4 CANADA

RECORDS OFFICE INFORMATION

Mailing Address:	**Delivery Address:**
422 RICHARDS STREET SUITE 170 VANCOUVER BC V6B 2Z4 CANADA	422 RICHARDS STREET SUITE 170 VANCOUVER BC V6B 2Z4 CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
Bettencourt, Emanuel

Mailing Address:	**Delivery Address:**
305 GLEBEHOLME BLVD TORONTO ON M4J 1T1 CANADA	305 GLEBEHOLME BLVD TORONTO ON M4J 1T1 CANADA

Last Name, First Name, Middle Name:
Roberts, Steve

Mailing Address:	**Delivery Address:**
116 TARBART TERRACE LONDON ON N6H 3B2 CANADA	116 TARBART TERRACE LONDON ON N6H 3B2 CANADA

Last Name, First Name, Middle Name:
Naik, Mahendra

Mailing Address:	**Delivery Address:**
2412 THORN LODGE DR. MISSISSAUGA ON L5K 1K5 CANADA	2412 THORN LODGE DR. MISSISSAUGA ON L5K 1K5 CANADA

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	Common Shares	Without Par Value With Special Rights or Restrictions attached

BRITISH COLUMBIA | BC Registry Services

Mailing Address:
PO Box 9431 Stn Prov Govt
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard Street
Victoria BC
1 877 526-1526

CERTIFIED COPY
Of a Document filed with the Province of British Columbia Registrar of Companies

CAROL PREST

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: December 31, 2021 06:21 AM Pacific Time

Incorporation Number: **C1340721**

Recognition Date and Time: *Continued into British Columbia on December 31, 2021 06:21 AM Pacific Time*

NOTICE OF ARTICLES

Name of Company:

ZOOMPASS HOLDINGS INC.

REGISTERED OFFICE INFORMATION

Mailing Address:
422 RICHARDS STREET
SUITE 170
VANCOUVER BC V6B 2Z4
CANADA

Delivery Address:
422 RICHARDS STREET
SUITE 170
VANCOUVER BC V6B 2Z4
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
422 RICHARDS STREET
SUITE 170
VANCOUVER BC V6B 2Z4
CANADA

Delivery Address:
422 RICHARDS STREET
SUITE 170
VANCOUVER BC V6B 2Z4
CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
Bettencourt, Emanuel

Mailing Address:	Delivery Address:
305 GLEBEHOLME BLVD TORONTO ON M4J 1T1 CANADA	305 GLEBEHOLME BLVD TORONTO ON M4J 1T1 CANADA

Last Name, First Name, Middle Name:
Roberts, Steve

Mailing Address:	Delivery Address:
116 TARBART TERRACE LONDON ON N6H 3B2 CANADA	116 TARBART TERRACE LONDON ON N6H 3B2 CANADA

Last Name, First Name, Middle Name:
Naik, Mahendra

Mailing Address:	Delivery Address:
2412 THORN LODGE DR. MISSISSAUGA ON L5K 1K5 CANADA	2412 THORN LODGE DR. MISSISSAUGA ON L5K 1K5 CANADA

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	Common Shares	Without Par Value With Special Rights or Restrictions attached

BRITISH COLUMBIA

Number: C1340721

CERTIFICATE
OF
CONTINUATION

BUSINESS CORPORATIONS ACT

I Hereby Certify that Zoompass Holdings Inc., has continued into British Columbia from the Jurisdiction of NEVADA, under the Business Corporations Act, with the name ZOOMPASS HOLDINGS INC. on December 31, 2021 at 06:21 AM Pacific Time.

Issued under my hand at Victoria, British Columbia
On December 31, 2021

CAROL PREST
Registrar of Companies
Province of British Columbia
Canada

ELECTRONIC CERTIFICATE